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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 15, 2002

                          J.B. Poindexter & Co., Inc.

             (Exact Name of registrant as specified in its charter)

         DELAWARE                   33-75154                 76-0312814

(State or other jurisdiction     (Commission File           (IRS Employer
of incorporation)                     Number)            Identification Number
----------------------------     ----------------        ---------------------

                           1100 LOUISIANA, SUITE 5400
                              HOUSTON, TEXAS 77002

                   (Address of principal executive offices)

                                 (713) 655-9800

                        (Registrant's telephone number)


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ITEM 9.  REGULATION FD DISCLOSURES.

        Certification of the Chief Executive Officer and Chief Financial
       officer pursuant to 18 U.S.C. 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report of J.B. Poindexter & Co., Inc., on Form 10-Q for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission on August 14, 2002:

I, John Poindexter, hereby certify pursuant to 18 U.S.C. 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(i) The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, filed on August 14, 2002, fully complies with the requirements of Section 13(a) or Section 15 (d) of the Securities Exchange Act of 1934, as amended; and
(ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of J.B./ Poindexter & Co., Inc.

/s/ John B. Poindexter
------------------------
John B. Poindexter
Chief Executive Officer

I, Robert S. Whatley, hereby certify pursuant to 18 U.S.C. 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(i) The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, filed on August 14, 2002, fully complies with the requirements of Section 13(a) or Section 15 (d) of the Securities Exchange Act of 1934, as amended; and
(ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of J.B./ Poindexter & Co., Inc.

/s/ Robert S. Whatley
----------------------
Robert S. Whatley
Principal Financial and Accounting Officer



Signature.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                         J.B. Poindexter & Co., Inc.

                         By:      Robert S. Whatley
                                  -------------------------------------------
                         Name:    Robert S. Whatley
                                  -------------------------------------------
                         Title:   Principal Financial and Accounting Officer
                                  ------------------------------------------
                         Date:    August 15,2002
                                  -------------------------------------------